Warrant to Purchase
                                                5,263,158 shares of Common Stock

                                                         Void after May 31, 1998


                                 S.W. LAM, INC.
                          COMMON STOCK PURCHASE WARRANT



     THIS CERTIFIES THAT, for value received, Phenomenal Limited, a corporation organized under the laws of the British Virgin Islands ("Holder"), or registered assigns, is entitled to purchase Five Million Two Hundred Sixty Three Thousand One Hundred Fifty Eight (5,263,158), fully paid and nonassessable shares of Common Stock ("Warrant Shares") of S.W. Lam, Inc., a corporation organized under the laws of the State of Nevada, at a price of U.S. Two Dollars Nineteen Cents (US$2.19) or ('Exercise Price"), subject to adjustments and all other terms and conditions set forth in this Warrant.

     1. Definitions. As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

          (a) "Common Shares" shall mean shares of the Company's presently or subsequently authorized Common Stock (as described in the Articles of Incorporation and Bylaws of the Company), and any stock into which such Common Stock may hereafter be exchanged.

          (b) "Company" shall mean S.W. Lam, Inc., a corporation organized under the laws of the State of Nevada, and any corporation which shall succeed to or assume the obligations of S.W. Lam, Inc. under this Warrant.

          (c) "Date of Grant" shall mean May (___) 1997.

          (d) "Exercise Date" shall mean the effective date of the delivery of the Notice of Exercise pursuant to Sections 4 and 8 below.

          (e) "Holder" shall mean any person who shall at the time be the registered holder of Warrant.

          (f) "Securities Act" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or any other federal agency then administering the Securities Act) under the legislation, all as they may be in effect at the time.

     2. Issuance of Warrant and Private Offering.

          (a) Consideration. This Warrant is issued in consideration of and as an inducement for Holder to grant a loan of US$10 million with conversion features to Quality Prince Ltd., a wholly owned subsidiary of the Company.

          (b) Private Offering. (i) The sale and purchase of the Warrant hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act. The Company has not sold any warrants to anyone other than the Holder, and no other shares of the company has been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company agrees that it, or anyone acting on its behalf, will neither offer any warrant so as to bring the issuance and sale thereof within the provisions of Section 5 of the Securities Act, nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of any warrant and any such purposes of the Securities Act, including, without limitation, Regulation D thereunder. In the case of the offer and sale of the Preferred Stock, no form of general solicitation or general advertising was used by the Company, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

     3. Term. The purchase right represented by this Warrant is exercisable only during the period commencing upon the Date of Grant and ending on the earlier of
(i) May 31, 1998 or (ii) the closing of a consolidation or merger of the Company (other than with its wholly-owned subsidiary) with or into, or the transfer of all or substantially all of the Company's assets to, another corporation (unless the owners of the capital stock of the Company, prior to such transaction, continue to own a majority of the capital stock of the surviving corporation).

     4. Method of Exercise and Payment.

          (a) Method of Exercise. Subject to Section 3 hereof and compliance with all applicable securities laws, the purchase right represented by this Warrant may be exercised, whole or in part and from time to time, by the Holder in accordance with the exercise schedule attached hereto as Exhibit B by (i) surrender of this Warrant and delivery of the Notice of Exercise (the form of which is attached hereto as Exhibit A), duly executed, at the principal office of the Company and (ii) payment to the Company of an amount equal to the product of the then applicable Exercise Price multiplied by the number of Common Shares then being purchased pursuant to one of the payment methods permitted under Section 4(b) below.

          (b) Method of Payment. Payment shall be made either (1) by check drawn on a bank in good standing and for United States funds made payable to the Company, or (2) by wire transfer of United States funds for the account of the Company. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant as set forth in the preceding sentence, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant by surrender of this Warrant and delivery of the Notice of Exercise (the form of which is attached hereto as Exhibit A), duly executed, at the principal office of the Company, in which event the Company shall issue to the Holder a number of shares of Common Shares computed using the following formula:

          X = Y(A-B)
              -----
                A

Where X =    the number of shares of Common Shares to be issued to the Holder,

      Y = the number of shares of Common Shares under this Warrant which are being exercised,

      A = the fair market value of one share of the Company's Common Shares (at the date of such calculation), and

      B =    the Exercise Price (as adjusted to the date of such calculation).


          For purposes of the above calculation, fair market value of one share of Common Shares shall be determined by the mutual agreement of the Company's Board of Directors and Holder; provided, however, that where there exists a public market for the Company's Common Shares at the time of such exercise, fair market value shall mean the average over the preceding twenty (20) trading days (or such fewer number of days as such public market has existed) of the mean of the high closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding twenty (20) trading days (or such fewer number of days as the Common Shares have been so traded) of the mean of the high and low prices on the principal national securities exchange or the National Market on which it is so traded. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

          (c) Delivery of Certificate. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the Holder within thirty (30) days of delivery of the Notice of Exercise and, unless this Warrant has been fully exercised or has expired, a new warrant representing the portion of the Common Shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such (30) day period.

          (d) No Fractional Shares. No fractional shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the fair market value per Share as of the date of exercise.

     5. Adjustment of Exercise Price and Number of Shares. The number of securities issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Adjustment for Dividends in Stock . In case at any time or from time to time on or after the date hereof the holders of the Common Shares of the Company shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend then, and in each case, the Holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of Common Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Common Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Subsections (b) and (d) of this Section 5.

          (b) Reorganization, Reclassification or Recapitalization of the Company. In case of (1) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in of Section 5(c) hereof), (2) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of Common Shares theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of Common Shares which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. Section 5(b) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time
     receivable   upon  the  exercise  of  this   Warrant.   If  the   per-share
     consideration payable to the Holder for shares of Common Shares in connection with any transaction described in this Section 5(b) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

          (c) Reclassifications. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

          (d) Stock Splits and Reverse Stock Splits. If, at any time on or after the date hereof, the Company shall subdivide its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of Common Shares shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of the Warrant shall be proportionately decreased.

          (e) Adjustment of Exercise Price. If, during the period commencing on the date that this Warrant becomes exercisable and terminating on May 31, 1998, the Company issues any Common Shares (as defined in the Articles of Incorporation and Bylaws) for no consideration or for a consideration per share less than the in effect immediately prior to the time of such issuance, then the Exercise Price shall be reduced to the per share price at which the said Common Shares were issued and sold.

          (f) Liquidation; Dissolution. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the Common Shares for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

          (g) No Impairment. The Company shall not, by amendment of the Company's Articles of Incorporation or Bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of
     Section 5 and in the  taking  of all such  action  as may be  necessary  or
     appropriate   in  order  to  protect  the  rights  of  the  Holder  against impairment.

          (h) Application. Except as otherwise provided herein, all sections of this Section 5 are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

     6. Notices of Record Date, Etc. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (the "Distribution"), (b) any capital reorganization or reclassification of the stated capital of the Company or any consolidation or merger of the Company with any other corporation or corporations (other than a wholly-owned subsidiary), or the sale or distribution of all or substantially all of the Company's property and assets (the "Reorganization Event"), or (c) any proposed filing of a registration statement under the Act in connection with a primary public offering of the Company's Common Stock (the "Registration Event"), the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date of any such Distribution stating the amount and character of such Distribution, (ii) the date on which any such Reorganization Event or Registration Event is expected to become effective, and (iii) the time, if any, that is to be fixed as to when the holders of record of the Company's securities shall be entitled to exchange their shares of the Company's securities for securities or other property deliverable upon such Reorganization Event. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     7. Rights of Shareholders. No Holder shall be entitled to vote or receive dividends or be deemed the holder of Common Shares or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, transfer of assets or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Shares issuable upon exercise hereof shall have become deliverable, as provided herein.

     8. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant or like tenor.

     9. Exchange of Warrant. Subject to the other provisions of this Warrant, on surrender of Warrant for exchange, properly endorsed and subject to the provisions of this Warrant with respect to compliance with applicable securities laws, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of Common Shares issuable upon exercise thereof.

     10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by certified or registered mail, postage prepaid, return receipt requested, as delivered by facsimile (sent to 852-2877-6612 for the Holder, and sent to 852-2362-3034, for the Company) or delivered by courier or overnight delivery, addressed (a) if to Holder, at Suite 3322, 33rd Floor, Two Pacific Place, 88 Queensway, Hong Kong or at such other address as such Holder shall have furnished to the Company in writing, (b) if to the Company, at Units 25-32, 2/F., Block B, Focal industrial Centre, 21 Man Lok Street, Hunghom, Kowloon, Hong Kong, or at such other address as the Company shall have furnished to the Holder in writing. Notices that are mailed shall be deemed received upon personal delivery or confirmation of facsimile receipt or, if earlier, three (3) days after deposit in the mail.

     11. Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its conflict of law principles.

     13. Attorneys' Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

Dated: May         , 1997
          ---------


                                          S.W. Lam, Inc.


                                          By:
                                             -----------------------------
                                             Sai Wing Lam, President


                                             -----------------------------
                                             Chan Yam Fai, Jane, Secretary

HOLDER:


-----------------------------
Phenomenal Limited

By:
   --------------------------
   Wong Kwong Chi, Director


Address:

Suite 3322, 33rd Floor,
Two Pacific Place,
88 Queensway,
Hong Kong.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:   S.W. Lam, Inc.:

     1. The undersigned Holder of the attached original, executed Common Stock Purchase Warrant hereby elects to exercise its purchase right under such Warrant with respect to Common Shares, as defined in the Warrant, of S.W. Lam, Inc..

     2. The undersigned Holder elects to pay the aggregate Exercise Price for such Common Shares (the "Exercise Shares") in the following manner:

     [ ] by the enclosed check drawn on a bank and for United States funds made payable to the Company in the amount of $ ; or

     [  ] by wire  transfer  of  United  States  funds to the  account  of the
          Company in the amount of $ , which  transfer  has been made  before or
          simultaneously   with  the   delivery   of  Notice   pursuant  to  the
          instructions of the Company.

     [  ] noncash exercise in accordance with Section 4(b) of the Warrant.

     3. Please issue a stock certificate or certificates representing the appropriate number of Common Shares in the name of the undersigned or in such other names as is specified below;

                  Name:
                        -----------------------------
                  Address:
                        -----------------------------
                        -----------------------------


                                                     HOLDER:


                                                     ---------------------------
                                                     By:
                                                        ------------------------
                                                     Title:
                                                        ------------------------

Date:
     --------------------

                                    EXHIBIT B

                                EXERCISE SCHEDULE


100% of the Common Shares is exercisable as of the Date of Grant.